CorMedix

Leading Development of Novel Anti-Infective Products in the Era of Increasing Bacterial Resistance

Company Overview || NYSE MKT: CRMD || September 2016

Forward Looking Statements

This presentation contains certain statements that constitute forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. The forward looking statements in this presentation include statements about our business, including commercialization plans and potential markets for our products and product candidates, clinical trials, potential indications for our product candidates, development timelines, regulatory timelines and future events that have not yet occurred. Pharmaceutical and medical device development inherently involves significant risks and uncertainties, including the risks outlined in "Risk Factors" in our Annual Report on Form 10-K filed with the Securities and Exchange Commission and in "Risk Factors" in our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. Our actual results may differ materially from our expectations due to these risks and uncertainties, including, but not limited to, our dependence on the success of our lead product candidate Neutrolin, and factors relating to commercialization and regulatory approval thereof; unpredictability of the size of the markets for, and market acceptance of Neutrolin; the cost, timing and results of the ongoing and planned Phase 3 trials for Neutrolin in the U.S.; ability to raise sufficient capital; our ability to identify and enter into strategic transactions; intellectual property protection; retaining our stock's listing on the NYSE MKT; research and development activities; competition; industry environment, and other matters. Any forward-looking statements included in this presentation are based on information available to us on the date of this presentation. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Neutrolin® is Designed to Protect Patients and Hospitals

Keeps Sick Patients From Getting Sicker

Catheter-Related Blood Stream Infections (**CRBSI**)

#1 cause of hospital-acquired bacteremia in critically ill patients

- 250,000 infections / year in the U.S.[1]
- $30,000-$50,000+ / infection[2]

Extensive morbidity and mortality

- 20-25% mortality (U.S.)[3]
- Prolong hospital stays[4]



Neutrolin®

Non-antibiotic anti-infective solution

Fills central venous catheter between uses:

- Anti-microbial: ***Prevents*** CRBSI
- Anti-thrombotic: ***Prevents*** blood clots

Pivotal Phase 3 study ongoing in U.S.

- Hemodialysis patients

CE Marked product in European Union

1. Soufir L, Timsit JF, Mahe C, Carlet J, Regnier B, Chevret S. Attributable morbidity and mortality of catheter-related septicemia in critically ill patients: a matched, risk-adjusted, cohort study. Infect Control Hosp Epidemiol. 1999;20:396–401.
2. Deliberato R, Marra A, Correa T. Catheter Related Bloodstream Infection (CR-BSI) in ICU Patients: Making the Decision to Remove or Not to Remove the Central Venous Catheter. VCU Scholars Compass. 2012
3. Brun-Buisson C. New technologies and infection control practices to prevent intravascular catheter-related infections. Am J Respir Crit Care Med 2001; 164: 1557–8
4. Brunelli, S, et al. Clinical and economic burden of bloodstream infections in critical care patients with central venous catheters. Journal of Critical Care , Volume 35 , 69 - 74

Growing Hemodialysis Patient Population = Increased CRBSI Burden to Global Healthcare System



Adjusted Prevalent Rates of ESRD
Rate per Million
2,000
1,500
1,000
500
0
Year

Development of global ESRD and dialysis prevalence values since 2000 (patients per million population)



2012
2010
2005
2000
430
335
100
200
300
400
500
ESRD
Dialysis

National Institute of Health, National Institute of Diabetes, Digestive, and Kidney Diseases: http://www.niddk.nih.gov/health-information/health-statistics/Pages/kidney-disease-statistics-united-states.aspx

ESRD Patients in 2012, a Global Perspective; Fresenius Medical Care Deutschland GmbH: http://bit.ly/29echO5

Neutrolin®: Non-antibiotic Anti-Infective to Prevent CRBSI

Neutrolin®



Proprietary formulation:

- **Taurolidine** (anti-infective, anti-inflammatory)
- **Heparin** (anti-coagulant; current standard of care)
- **Citrate** (buffer)

Prevents Microbial Colonization and Biofilm Formation Inside Catheter

Reduces Risk of Bloodstream Infection


Neutrolin
Untreated
Blood Vessel

Non-antibiotic Taurolidine:

- Broadly active against bacteria, including drug-resistant MRSA, VISA, VRSA, ORSA and VRE
- Kills microbes by disrupting bacterial cell wall; Blocks cell adhesion by inhibiting bacterial fimbriae
- **No microbial resistance developed to date**

Source: Caruso F, Darnowski JW, Opazo C, Goldberg A, Kishore N, et al. (2010) Taurolidine Antiadhesive Properties on Interaction with *E. coli*; Its Transformation in Biological Environment and Interaction with Bacteria Cell Wall. PLoS ONE 5(1): e8927. doi:10.1371/journal.pone.0008927

Multiple Factors Expected to Drive Neutrolin® Adoption


Increasing CRBSI PreventionAwareness
Hospital-Acquired Infections Not Reimbursed
Quality Metrics Driving Patient Behaviors
Increased Antibiotic Resistance
Neutrolin®

Table 1. Infections reported by New York State hospitals in 2014

Type of infection	Number	Rate
Central line-associated bloodstream infections (CLABSIs) in intensive care units[B]	546	0.9/1,000 line days

		Blood Stream Infections	
		ICU CLABSI	
Hospital	Yr	Observed/ Predicted	SIR
Bellevue Hospital	13	6/ 6.6	0.91
	14	6/ 7.5	0.80
Jacobi Medical	13	5/ 4.2	1.19
	14	3/ 3.6	0.84
Jamaica Hospital	13	15/ 4.9	^^3.04
	14	2/ 3.5	0.57
NYP-Weill Cornell	13	34/23.9	1.42
	14	21/17.6	1.19
NYU Medical Center	13	6/11.6	0.52
	14	8/ 9.9	0.81

Hospital-Acquired Infections, New York State (2014) New York State Department of Health, Albany, NY

U.S. Clinical Strategy

Approval Pathway: Designated a therapeutic

- Granted FDA Fast Track
- Qualified Infectious Disease Product (QIDP)

10.5 years Market Exclusivity

Phase 3 "LOCK-IT" Program (Catheter **LOCK** Solution **I**nvestigational **T**rial)

Ongoing: **LOCK-IT 100:**Currently enrolling hemodialysis patients

Expected Milestones:

- 4Qtr 2016: Blinded interim safety analysis
- 2Qtr 2017: Complete patient enrollment
- Year-end 2017: Report top-line data

Planned: **LOCK-IT 200:** Oncology patients receiving IV parenteral nutrition, chemotherapy and hydration via catheter

- 4Qtr 2016: Anticipate meeting with FDA to finalize protocol

Post-market Phase 4 studies: ICU/CCU patients

LOCK-IT 100: Preventing CRBSI in Hemodialysis Patients

Study Design	Phase 3, multicenter, double-blind, randomized (1:1), active control (heparin) • 632 hemodialysis patients on a catheter for end stage renal disease • Currently enrolling
Primary Endpoint	Time to occurrence of CRBSI in patients using Neutrolin vs. heparin as a catheter lock solution
Key Secondary Endpoints	• Catheter patency • Catheter removal • Pharmacoeconomic analysis

Neutrolin Clinically Validated in Real World Setting

Neutrolin Usage Monitoring Program (NUMP) – Open Label Study
Post-market observational study conducted in Germany

Complication (per 1000 catheter days)	**Historical Benchmark**	**Neutrolin®**	**% Reduction**
Infection	**3.5**[1]	**0.142**	**96%**
Thrombosis	**2.5**[2,3]	**0.085**	**96.7%**

n=202 patients, representing 36,083 hemodialysis catheter days

- Positive results consistent with prior clinical studies
- Data accumulated from NUMP registry add support to U.S. NDA filing

1.CDC Guidelines for the Prevention of Intravascular Catheter Related Infections; O´Grady et al., 2011 2. Morris P, Knechtle SJ. *Kidney Transplantation - Principles and Practice.* Saunders, 2013. Print. 3. Napalkov P, Felici DM, Chu LK, Jacobs JR, Begelman SM. Incidence of catheter-related complications in patients with central venous or hemodialysis catheters: a health care claims database analysis.

Prior Studies

Study	Number of Patients	Patient Type	Avg. Duration (Days)	% Infection Reduction vs. Control
1 (2003)	20 pts Taurolidine (T) 30 pts Heparin (H)	Hemodialysis	90	50%
2 (2004)	37 catheters T 39 catheters H*	Hemodialysis	158	100%
3 (2001)	76 pts T	Hemodialysis	250	96%
4 (2010)	16 pts T 14 pts H	Adult Home Parenteral Nutrition	641	91.24%
5 (2012)	9 pts	Adult Home Parenteral Nutrition	1000	100%
6 (2012)	19 pts	Pediatric Home Parenteral Nutrition	1000	87.2%
7 (2013)	64 catheters T 65 catheters H	Pediatric Oncology Patients	1000	71.4%

**From 58 patients*

1. Allon M *Clin Infect Dis (2003) 36 (12):1539-44,* **2. Betjes** *Nephrol Dial Transplant (2004) 19:1546-1551,* **3. Sodemann K et al** *Poster: ASN 2001,* **4. Bisseling, T. M., M. C. Willems, et al.** *(2010) Clin Nutr 29(4): 464-8 ,* **5.Al-Amin, A. H., J. Sarveswaran, et al.** *(2013). J Vasc Access 0(0): 0.,* **6.Chu, H. P.,** *J. Brind, et al. (2012). J Pediatr Gastroenterol Nutr 55(4): 403-7,* **7.Handrup, M. M.**, *J. K. Moller, et al. (2013). Pediatr Blood Cancer 60(8): 1292-8*

U.S. Market Potential is Substantial; Driven by Catheter Days

Neutrolin®	Patients	Catheter Days	Vials per Catheter Day	Total Units
Hemodialysis	468,000	127,000,000	0.5	55,880,000
Neutrolin 2.0			**Cartridges/Vials per Catheter Day**	
Oncology/TPN	7,740,000	90,000,000	3	270,000,000
ICU	5,700,000	28,500,000	5	142,500,000
				468,380,000 / year

Catheter Population and Related Infection Rates are Significant

Hemodialysis: National Kidney Foundation, The Facts About Chronic Kidney Disease. New York, NY, 2012. ; U.S. Renal Data System, USRDS 2011 Annual Data Report: Atlas of Chronic Kidney Disease and End Stage Renal Disease in the United States. National Institutes of Health, National Institute of Diabetes and Digestive and Kidney Diseases, Bethesda, MD. 2011 and CorMedix estimates
Oncology: American Cancer Society, Cancer Facts and Statistics. http://www.cancer.org/research/cancerfactsstatistics/. Accessed on April 1, 2015 and CorMedix estimates
Intensive Care Units: Society of Critical Care Medicine. Critical Care Statistics. http://www.sccm.org/Communications/Pages/CriticalCareStats.aspx. Accessed on April 10, 2015 and CorMedix estimates

Unlocking Additional Value for Taurolidine

Product Category	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Marketed
Neutrolin®	Hemodialysis					
Neutrolin 2.0	Oncology / TPN					
	ICU / CCU					
CRMD-005 / Vincristine Combo Nanoparticle	Pediatric Neuroblastoma*					
Additional Opportunities: Taurolidine Incorporated Antimicrobial Medical Devices	Suture materials					
	Wound Closure					
	Gel patch					
	Surgical mesh					
Neutrolin® Europe	Catheter lock solution					

* Orphan Disease Opportunity

Taurolidine's Anti-infective/Anti-Inflammatory Properties Could Add Value to Medical Devices

Actively seeking partnership/co-development opportunities

Product (market)	**2015 Market Size** (forecasted, $MM)	**2018 Market Size** (forecasted, $MM)	**Projected CAGR**
Sutures (Global)	$3,516	$3,962	4%
Topicals (U.S.)	903	1,029	5%
Viscosupplementation (U.S.)	776	984	9%
Nanofiber webs (U.S.)*	246	474	25%

***Recently entered into research collaboration with Luna Innovations**

Source: Life Science Intelligence

Novel Taurolidine-based Cancer Therapy

Taurolidine and Cancer

- Known to inhibit a variety of human cancer cell growth *in vitro*; Shown recently to specifically inhibit neuroblastoma cell lines[1]
- Significantly enhances activity of cytotoxic drugs against neuroblastoma[2]

May 2016: Exclusive research licenses to NanoProteagen's NanoPro™ technology

- Delivering combination therapy: CRMD-005 plus vincristine (marketed as Oncovin®)
- Currently testing feasibility, with option to obtain exclusive worldwide license

Initial Target: Pediatric Neuroblastoma

- Most common extracranial tumor during childhood; poor outcomes for metastatic disease[1,2]
- Orphan Disease opportunity: ~650 cases per year in the U.S.[3]

1. *Taurolidine specifically inhibits growth of neuroblastoma cell lines in vitro* http://www.ncbi.nlm.nih.gov/pubmed/24762556
2. *Taurolidine cooperates with antineoplastic drugs in neuroblastoma cells.* http://www.ncbi.nlm.nih.gov/pmc/articles/PMC4279442/
3. *Pediatric Neuroblastoma – eMedicine.* http://emedicine.medscape.com/article/988284-overview

CorMedix Summary and Value Proposition

- U.S. FDA Fast-track status with Phase 3 hemodialysis trial underway
  - Proven clinical utility in EU post-market observational study
- Granted QIDP Designation – up to 10.5 years potential market exclusivity in U.S.
- Additional pivotal and post-market studies planned to expand Neutrolin use
- Substantial additional value may be unlocked through partnership
  - taurolidine use in medical device applications and oncology
  - Two research collaborations in place and multiple discussions ongoing
- Neutrolin® currently available in EU and Middle East (CE Marked)

Thank You

NYSE MKT: **CRMD**

1430 Route 206
Suite 200
Bedminster, NJ 07921

@CorMedixInc

908.517.9500 (ph)

Investor & Media Contact
Tiberend Strategic Advisors, Inc.
Josh Drumm, Ph.D.
jdrumm@tiberend.com; 212-375-2664
Janine McCargo
jmccargo@tiberend.com; 646-604-5150